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Sourcefire, Inc.

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Cisco Systems, Inc.

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Subject Company: Sourcefire, Inc.

Commission File No.: 001-33350

The following is a slide presentation made available in connection with a conference call with investors held by Cisco Systems, Inc. and Sourcefire, Inc. on July 23, 2013.

Cisco Announces Agreement to Acquire Sourcefire

Chris Young, Senior Vice President, Security Group, Cisco Martin Roesch, Founder and CTO, Sourcefire

Hilton Romanski, Vice President, Corporate Business Development, Cisco

July 23, 2013

Forward-Looking Statements

This presentation may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the combination of the companies’ products and technologies to provide continuous and pervasive advanced threat protection across the entire attack continuum and from any device to any cloud, the acceleration of delivery of Cisco’s security strategy as a result of the acquisition, the delivery of a new continuous security approach for customers, the acceleration of the realization of the vision for a new model of security across the extended network, the expected completion of the acquisition and the time frame in which this will occur, the expected benefits to Cisco and its customers from completing the acquisition, the expected financial performance of Cisco (including earnings projections) following completion of the acquisition, and plans regarding Sourcefire personnel. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, obtaining Sourcefire’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the potential impact on the business of Sourcefire due to the uncertainty about the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of Sourcefire and the ability of Cisco to successfully integrate Sourcefire’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent reports on Form 10-K and Form 10-Q filed with the SEC on September 12, 2012 and May 21, 2013, respectively, as well as the “Risk Factors” section of Sourcefire’s most recent reports on Form 10-K and Form 10-Q filed with the SEC on February 28, 2013 and May 3, 2013, respectively. The parties undertake no obligation to revise or update any forward-looking statements for any reason.

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 2

Gartner Magic Quadrant Leader

(Email Security, Web Security, Network Access, SSL VPN)

#1 Market Share in

Network Security & Acquired Cognitive Data Center Security Security

(source: Infonetics)

Cisco Security Momentum

3

Our Customers’ Biggest Security Challenges

Maintain timely security Continuously Reduce complexity

and compliance with protecting across a and fragmentation

changing business dynamic threat of security solutions

models landscape

Cisco Security Strategic Focus Areas

Advanced Services

Security Services Network Platform Integrated

Scale, Integrate, Manage Distributed Enforcement Sensor Base, Cisco and 3rd Party Apps and Global Intelligence Context & Enforcement

NE) ANALYTICS

Partner Ecosystem

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 5

About Sourcefire

Overview

Description

Industry leader in intelligent cybersecurity solutions and is transforming the way enterprises and government agencies manage and minimize security risks.

Ownership

Publicly traded on the NASDAQ Global Select Market under the symbol “FIRE”.

HQ

Columbia, MD

Talent & Key Location

Founded by Martin Roesch in 2001, with nearly 20 years of experience in network security and embedded systems engineering, author and lead developer of Snort. Sourcefire team has deep security DNA and is committed to Open Source. Maryland and Washington D.C. area widely recognized as a Center of Excellence for security innovation.

Customers

2,500+ customers in 180+ countries. Sourcefire solutions are deployed in nearly all Fortune 100 companies, 42 percent of the Global 500, and across U.S. government & military agencies.

Employees

~650

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 6

Sourcefire Security Solutions

Advanced Threat Protection

Network Security (NGIPS, Application & Access Controls)

Advanced Malware Protection

CONTINUOUS

CONTEXTUAL

INTELLIGENT

AUTOMATED

RETROSPECTIVE

…BEFORE, DURING & AFTER AN ATTACK

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 7

Cisco Announces Agreement to Acquire Sourcefire

$2.7 Billon Transaction, Expected to Close 2H CY2013:

Growing business with 35% revenue growth in 2012

Pioneer & market leader in Next-Gen Intrusion Prevention Systems; portfolio also includes Next-Gen Firewall and Advanced Malware Protection

Created Snort®, industry standard for security software with a dedicated open source community

Team with deep Security DNA dedicated to defend, discover and remediate against advanced threats

Sourcefire + Cisco = Compelling Combitaion

Growth

Strong Performance, market gains. 35% Revenue Growth in 2012.

Complementary Portfolios will enable most comprehensive security platform in the industry

Top Industry Talent

Deep security expertise. Maryland is Center of Excellence for security.

Software / Open Source

Open Source community offers unique value to our security business

Innovation Highly regarded, Gartner Magic Quadrant leader. Aligned philosophies.

Go to Market

Coverage Breadth + security expertise depth will help accelerate business

Culture

Excellent alignment of company values will help ensure smooth integration process

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 9

Winning Security Strategy

Transformational Threat Protection

Security Services Network Platform Integrated

Best-in-Class threat More data sources, Broadest visibility & protection delivered big data analytic to faster time to across multiple drive actionable resolution across form-factors Intelligence broadest IT footprint

World Class Threat Research & Security Intelligence

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 10

Q&A

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Sourcefire will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Sourcefire. Sourcefire’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Sourcefire by going to Sourcefire’s Investor Relations page on its corporate website at http://investor.Sourcefire.com/ or by directing a request to Sourcefire at: Sourcefire, 9770 Patuxent Woods Drive, Columbia, MD 21046.

Sourcefire and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sourcefire’s stockholders with respect to the acquisition. Information about Sourcefire’s executive officers and directors is set forth in the proxy statement for the Sourcefire 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Investors may obtain more detailed information regarding the direct and indirect interests of Sourcefire and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Sourcefire’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on September 26, 2012, annual report on Form 10-K filed with the SEC on September 12, 2012, Form 8-K filed with the SEC on February 1, 2013, and Form 8-K filed with the SEC on October 4, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at http:// www.cisco.com/go/investors.

© 2013 Cisco and/or its affiliates. All rights reserved. Cisco Confidential 12